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                                                                      Exhibit 24
                                POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of FCNB Corp, a Maryland corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on August 22, 2000.

       /s/ John A. Allison, IV                            /s/ Scott E. Reed
------------------------------------------         ------------------------------------------
Name:  John A. Allison, IV                         Name:  Scott E. Reed
Title: Chairman of the Board and                   Title: Senior Executive Vice President
       Chief Executive Officer                            and Chief Financial Officer
       (principal executive officer)                      (principal financial officer)

       /s/ Sherry A. Kellett                              /s/ Paul B. Barringer
------------------------------------------         ------------------------------------------
Name:  Sherry A. Kellett                           Name:  Paul B. Barringer
Title: Executive Vice President                    Title: Director
       and Controller
       (principal accounting officer)

       /s/ Nelle Ratrie Chilton                           /s/ Alfred E. Cleveland
------------------------------------------         ------------------------------------------
Name:  Nelle Ratrie Chilton                        Name:  Alfred E. Cleveland
Title: Director                                    Title: Director

       /s/ W. R. Cuthbertson, Jr.                         /s/ Ronald E. Deal
------------------------------------------         ------------------------------------------
Name:  W. R. Cuthbertson, Jr.                      Name:  Ronald E. Deal
Title: Director                                    Title: Director

       /s/ A. J. Dooley, Sr.
------------------------------------------         ------------------------------------------
Name:  A. J. Dooley, Sr.                           Name:  Tom D. Efird
Title: Director                                    Title: Director

       /s/ Paul S. Goldsmith                              /s/ L. Vincent Hackley
------------------------------------------         ------------------------------------------
Name:  Paul S. Goldsmith                           Name:  L. Vincent Hackley
Title: Director                                    Title: Director

       /s/ Jane P. Helm                                   /s/ Richard Janeway, M.D.
------------------------------------------         ------------------------------------------
Name:  Jane P. Helm                                Name:  Richard Janeway, M.D.
Title: Director                                    Title: Director

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
       /s/ J. Ernest Lathem, M.D.                         /s/ James H. Maynard
------------------------------------------         ------------------------------------------
Name:  J. Ernest Lathem, M.D.                      Name   James H. Maynard
Title: Director                                    Title: Director

       /s/ Joseph A. McAleer, Jr.                         /s/ Albert O. McCauley
------------------------------------------         ------------------------------------------
Name:  Joseph A. McAleer, Jr.                      Name:  Albert O. McCauley
Title: Director                                    Title: Director

       /s/ J. Holmes Morrison                             /s/ Richard L. Player, Jr.
------------------------------------------         ------------------------------------------
Name:  J. Holmes Morrison                          Name:  Richard L. Player, Jr.
Title: Director                                    Title: Director

       /s/ C. Edward Pleasants                            /s/ Nido R. Qubein
------------------------------------------         ------------------------------------------
Name:  C. Edward Pleasants                         Name:  Nido R. Qubein
Title: Director                                    Title: Director

       /s/ E. Rhone Sasser                                /s/ Jack E. Shaw
------------------------------------------         ------------------------------------------
Name:  E. Rhone Sasser                             Name:  Jack E. Shaw
Title: Director                                    Title: Director

       /s/ Harold B. Wells
------------------------------------------
Name:  Harold B. Wells
Title: Director